Exhibit 99.1: News Release Dated January 4, 2006

              ProAssurance Closes Sale of Personal Lines Operations


     BIRMINGHAM, Ala.--(BUSINESS WIRE)--Jan. 4, 2006--ProAssurance Corporation (NYSE:PRA) has closed the sale of its personal lines insurance operations to Motors Insurance Corporation, a subsidiary of GMAC Insurance Holdings, Inc.
     The transaction is worth $400 million to ProAssurance, before transaction expenses. GMAC Insurance paid approximately $325 million in cash for MEEMIC Insurance Company and its internal agency, and ProAssurance retained approximately $75 million of MEEMIC's pre-sale capital. The proceeds will be held for general corporate purposes, including support of the capital requirements of ProAssurance's professional liability insurance subsidiaries.
     The effective date of the transaction is January 1, 2006. MEEMIC will be accounted for as discontinued operations when ProAssurance reports 2005 results.
     ProAssurance was advised by Cochran, Caronia & Co. on this transaction.

     About ProAssurance

     ProAssurance Corporation is the nation's fourth largest writer of medical professional liability insurance. Our principal professional liability subsidiaries are The Medical Assurance Company, Inc., ProNational Insurance Company, NCRIC, Inc., and Red Mountain Casualty Insurance Company. We also write professional liability coverage through Woodbrook Casualty Insurance Company. A.M. Best assigns a rating of "A-" (Excellent) to the ProAssurance Group and our principal professional liability subsidiaries, except NCRIC, Inc. which is rated B++ (Very Good). Standard & Poor's assigns our principal professional liability carriers a rating of "A-" ("Strong") but has not yet issued a rating for NCRIC, Inc. Fitch assigns a rating of "A-" to ProAssurance and our subsidiaries.

     Caution Regarding Forward-Looking Statements

     This news release contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as "forward-looking statements" as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K/A for the year ended December 31, 2004 and Form 10Q for the most recent quarter. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events.
     We urge you not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


    CONTACT: ProAssurance Corporation
             Frank B. O'Neil, 800-282-6242 or 205-877-4461
             foneil@ProAssurance.com



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